Subsequent events	12 Months Ended
Dec. 31, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
23. Subsequent events

On February 13, 2015, we paid a $0.3375 per unit distribution with respect to the fourth quarter of 2014, equivalent to $1.35 per unit on an annualized basis. The aggregate amount of the cash distribution paid was $8.9 million.

On February 16, 2015, the $10.7 million standby letter of credit under the Lampung facility that supported guarantees to PGN for delivery obligations of the FSRU and Mooring under the LOM expired.

Subsequent to December 31, 2014, an understanding with PGN, the pipeline contractor and the Partnership’s subsidiary has been reached. As a result, PGN will not pay the time charter hire for September or October 2014, the Partnership’s subsidiary will not pay the delay liquidated damages, the Partnership’s subsidiary is released from joint and several liability for the pipeline contractor’s delay liquidated damages, the pipeline contractor is released from joint and several liability for the Partnership’s subsidiary’s delay liquidated damages and neither the Partnership’s subsidiary nor the pipeline contractor cover the other party’s delay liquidated damages to the extent caused by the other party’s scope of work. Due to this subsequent event, the previously recorded delay liquidated damages were reversed from construction contract expenses for the year ended December 31, 2014. Refer to notes 6 and 20. Since the Partnership’s subsidiary will not pay any delay liquidated damages to PGN, the Partnership will not receive any indemnification from Höegh LNG for this item.

On April 23, 2015, the Partnership declared a quarterly cash distribution with respect to the quarter ended March 31, 2015 of $0.3375 per unit. The distribution corresponds to an annualized distribution of $1.35 per unit.